UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 1, 2006
                                                         ----------------
                           GREENE COUNTY BANCORP, INC.
                           ---------------------------
             (Exact Name of Registrant as Specified in its Charter)

        Federal                        0-25165                     14-1809721
--------------------------     ------------------------   ---------------------
(State or Other Jurisdiction   (Commission File No.)      (I.R.S. Employer
       of Incorporation)                                  Identification No.)


302 Main Street, Catskill NY                                     12414
-----------------------------------------                     -----------
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (518) 943-2600
                                                     ---------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01     Other Events
              ------------

     On November 1, 2006, The Bank of Greene County (the "Bank"), the savings bank subsidiary of Greene County Bancorp, Inc. (the "Company"), completed its conversion from a New York savings bank to a federal savings bank. The conversion was previously announced on May 30, 2006. The Office of Thrift Supervision, the Bank's new primary regulator, approved the conversion on September 27, 2006.

     As a result of the charter conversion, the Bank and the Company will have a single primary regulator, the Office of Thrift Supervision.

     The Bank's deposits remain insured by the Federal Deposit Insurance Corporation following completion of the charter conversion.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     GREENE COUNTY BANCORP, INC.


DATE:  November 2, 2006               By: /s/J. Bruce Whittaker
                                          ------------------------------
                                          J. Bruce Whittaker
                                          President and Chief Executive Officer